American Century Mutual Funds, Inc.
PROSPECTUS SUPPLEMENT

GROWTH FUND * ULTRA FUND * VISTA FUND
HERITAGE FUND

Supplement dated February 3, 2003 * Prospectus dated March 1, 2002
                                    (C Class)

The following replaces the fourth bullet point under Fees and Expenses on page 4 of the C Class prospectus.

      * to redeem your shares after you have held them for 12 months (other than a $10 fee to redeem by wire)

The following replaces footnote 1 to the Shareholder fees chart on page 4 of the
C Class prospectus.

      (1)  The deferred sales charge is contingent on the length of time you have owned your shares. The charge is 1.00% during the first year after purchase and is eliminated thereafter.

The first chart under the heading Example on page 5 of the C Class prospectus is deleted. The sentence immediately following it is also deleted.

The following paragraph replaces the Minimum Initial Investment Amounts chart on page 11 of the C Class prospectus.

      To open an account, the minimum initial investments are $2,000 for a
      Coverdell Education Savings Account (CESA, formerly an Education IRA), and
      $2,500 for all other accounts. Purchase orders for C Class shares are limited to amounts less than $1,000,000.

The following replaces the first two sentences in the first paragraph under
Redemptions on page 12 of the C Class prospectus.

      If you sell your shares within 12 months of their purchase, you will pay a sales charge the amount of which is contingent upon the length of time you have held your shares.

The following sections are inserted immediately following the section Redemption of Shares in Low-Balance Accounts on page 13 of the C Class prospectus.

      Calculation of CDSC

      C Class shares are sold at their net asset value without an initial sales charge. However, if you redeem your shares within 12 months of purchase you will pay a CDSC of 1.00% of the original purchase price or the current market value at redemption, whichever is less.

      The CDSC will not be charged on shares acquired through reinvestment of dividends or distributions or increases in the net asset value of shares.

      To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC. Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

     CDSC Waivers

     Any applicable contingent deferred sales charge may be waived in the following cases:

     * redemptions through systematic withdrawal plans not exceeding 12%
       annually of the lesser of the original purchase cost or current market value

     * distributions from IRAs due to attainment of age 59-1/2

     * required minimum distributions from retirement accounts upon reaching age
       70-1/2

     * tax-free returns of excess contributions to IRAs

     * redemptions due to death or post-purchase disability

     * exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period

     * if no broker was compensated for the sale

The section Contingent Deferred Sales Charge on page 17 of the C Class prospectus is deleted.

SH-SPL-33223  0302

American Century Mutual Funds, Inc.
PROSPECTUS SUPPLEMENT

TAX-MANAGED VALUE FUND

Supplement dated February 3, 2003 * Prospectus dated March 1, 2002
                                    (Investor Class, Advisor Class,
                                    Institutional Class)

Effective March 1, 2003, the name of the Tax-Managed Value Fund will be changed to the Capital Value Fund. This change does not affect the fund's investment objectives, strategies or risks.

The following paragraph replaces the chart under the heading Minimum Initial
Investment Amounts on page 11 of the Investor Class prospectus and page 9 of the
Advisor Class prospectus:

      To open an account, the minimum initial investments are $2,000 for a
      Coverdell Education Savings Account (CESA, formerly an Education IRA), and
      $2,500 for all other accounts.

The following replaces the chart under the heading Average Annual Total Returns on page 3 of the Investor Class prospectus.

      For the calendar year ended December 31, 2001    1 year    Life of fund(1)
      --------------------------------------------------------------------------
      Tax-Managed Value
      Return Before Taxes                               6.78%       6.93%
      Return After Taxes on Distributions               6.34%       6.38%
      Return After Taxes on Distributions
         And Sale of Fund Shares                        4.12%       5.31%
      Russell 1000 Value Index(2)                      -5.59%       2.46%
      S&P 500/Barra Value Index(2)                    -11.71%       0.95%
        (reflects no deduction for fees, expenses or taxes)

      (1)  The inception date of Tax-Managed Value is March 31, 1999.

      (2)  The fund's benchmark was changed to the Russell 1000 Value effective
           October 2001. The Russell 1000 Value Index, which uses a more discerning methodology that relies upon two variables for determining value, is a more consistent short-term indicator of the performance of value stocks than the S&P 500/Barra Value Index.

SH-SPL-33157   0302